Exhibit 4.7

Certain confidential information contained in this document, marked by brackets, was omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. “[***]” indicates where the information has been omitted from this document.

OMNIBUS AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND

AMENDED AND RESTATED SECURITY AGREEMENT

THIS OMNIBUS AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDED AND RESTATED SECURITY AGREEMENT (this “Amendment”) is dated as of May 20, 2021, among VERANO HOLDINGS CORP., a British Columbia corporation (the “Parent”), the other Credit Parties (as defined in the hereinafter-defined Credit Agreement), the Lenders (as defined in the Credit Agreement) party hereto, CHICAGO ATLANTIC ADMIN, LLC, a Delaware limited liability company (as assignee of Chicago Atlantic Advisers, LLC, a Delaware limited liability company; hereafter, “Chicago Atlantic”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and Chicago Atlantic, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”, and together with the Administrative Agent, collectively, the “Agents” and each, an “Agent”), and the Individual Guarantors party hereto.

Recitals:

WHEREAS, reference is made to (a) that certain Amended and Restated Credit Agreement dated as of May 10, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement), among the Borrower, the other Credit Parties from time to time party thereto, the Lenders from time to time party thereto and the Agents, and (b) that certain Amended and Restated Security Agreement dated as of May 10, 2021, among the Credit Parties from time to time party thereto and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) among the Credit Parties party thereto and the Collateral Agent;

WHEREAS, the Credit Parties have requested that the Agents and the Lenders agree to amend certain provisions of the Credit Agreement and the Security Agreement, and, subject to the terms and conditions of this Amendment, the Agents and the Lenders have agreed to such request; and

WHEREAS, this Amendment is required to be entered into as a condition to the effectiveness of the Credit Agreement and the Security Agreement;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement.

(a) The list of Schedules included after the Table of Contents in the Credit Agreement is hereby modified and amended by amending and restating such list in its entirety as follows:

SCHEDULES

Schedule 1.01	Commitments
Schedule 7.04	Litigation
Schedule 7.12	Subsidiaries
Schedule 7.13	Intellectual Property
Schedule 7.14	Environmental Matters
Schedule 7.15	Real Property
Schedule 7.18	Principal Place of Business
Schedule 7.22	Collective Bargaining Agreements

Schedule 7.23	Insurance
Schedule 7.24	Existing Indebtedness
Schedule 7.25	Accounts
Schedule 7.27(a)	Material Contracts
Schedule 7.27(b)	Regulatory Licenses
Schedule 7.27(c)	Opco Agreements
Schedule 7.29	Sales Tracking Software
Schedule 7.33	Holding Companies
Schedule 7.30	Transactions with Affiliates
Schedule 8.17	Post-Closing Covenants
Schedule 9.02	Liens
Schedule 9.04	Dispositions
Schedule 9.05	Investments
Schedule 9.10	Restrictive Agreements
Schedule 12.02	Addresses for Notices

(b) Section 1.01 of the Credit Agreement, Defined Terms, is hereby modified and amended by amending and restating the definitions of “Excluded Accounts”, “Individual Pledge Agreement”, “Individual Reaffirmation Agreement” and “Liquidity” in their respective entirety as follows:

““Excluded Accounts” means (i) deposit accounts used solely to fund payroll or employee benefits, (ii) escrow or trust accounts, (iii) zero balance accounts and (iv) unless the Collateral Agent receives a Control Agreement with respect thereto, those deposit accounts noted as “Excluded Account (<25%)” on Schedule 7.25 as of the Signing Date.

“Individual Pledge Agreement” shall mean that certain Amended and Restated Limited Recourse Guaranty and Pledge Agreement dated as of the Restatement Date from certain Individual Guarantors in favor of the Collateral Agent, for the benefit of the Secured Parties, as may be amended or modified from time to time.

“Individual Reaffirmation Agreement” shall mean [reserved].

“Liquidity” shall mean the sum, for the Credit Parties, of unrestricted cash and Cash Equivalents, in each case, which is held in a deposit account subject to the Lien of the Collateral Agent and a Control Agreement.”

(c) Section 2.05 of the Credit Agreement, Disbursement of Funds, is hereby modified and amended by amending and restating the first sentence of such Section in its entirety as follows:

“The borrowing of Loans to be made on the Restatement Date shall be requested in writing by Borrower to the Administrative Agent at least one (1) Business Day prior to the Restatement Date, which such written request shall be irrevocable and shall be in form and substance acceptable to the Administrative Agent.”

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(d) Section 11.09 of the Credit Agreement, Successor Agents, is hereby modified and amended by amending and restating such Section in its entirety as follows:

“SECTION 11.09 Successor Agents. Either Agent may resign as Agent upon twenty (20) days’ notice to the Lenders, such other Agent and Borrower. If either Agent shall resign as such Agent in its applicable capacity under this Agreement and the other Credit Documents, then the Required Lenders shall appoint a successor agent, which successor agent shall (unless an Event of Default shall have occurred and be continuing) be subject to approval by Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of such Agent in its applicable capacity, and the term “Administrative Agent” or “Collateral Agent”, as the case may be, shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as Agent in its applicable capacity shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. If no applicable successor agent has accepted appointment as such Agent in its applicable capacity by the date that is twenty (20) days following such retiring Agent’s notice of resignation, such retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of such Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Agent’s resignation as the Administrative Agent or the Collateral Agent, as applicable, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement and the other Credit Documents. Notwithstanding the foregoing, Chicago Atlantic may resign as either or both Agents, and choose a successor for each applicable capacity, without notice to, or the consent of, the other Agent, the Lenders (including Required Lenders) or Borrower if such successor is an Affiliate of Chicago Atlantic, and the Lenders and Borrower are deemed to have consented to any such resignation and choice of successor prior to the effectiveness of this sentence.”

(e) The Credit Agreement is hereby modified and amended by deleting all references to “Restatement Date” in the definitions of Parent Pledge Agreement, Patent Security Agreements and Trademark Security Agreements, Section 5.02(e), the second line of Section 5.02(f) and Section 5.02(h)(i) and in place thereof inserting “May 20, 2021.”

(f) The Credit Agreement is hereby further modified and amended by amending and restating the Schedules to the Credit Agreement in their respective entirety as set forth in Exhibit A attached hereto.

2. Amendment to Security Agreement. The Security Agreement is hereby modified and amended by amending and restating the Schedules to the Security Agreement in their respective entirety as set forth in Exhibit B attached hereto.

3. Representations, Warranties and Acknowledgments of the Credit Parties and the Individual Guarantors.

(a) Representations and Warranties of the Credit Parties. In order to induce the Lenders and the Agents to enter into this Amendment and to induce the Lenders to make the Loans under the Credit Agreement, each Credit Party hereby represents and warrants to the Lenders and the Agents on and as of the Restatement Date that:

(i) Each Credit Party (A) is a duly organized or formed and validly existing limited liability company or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (B) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it does business or owns assets, except, in the case of this clause (b), where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

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(ii) Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the other Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party. Each Credit Party has duly executed and delivered this Amendment and the other Credit Documents to which it is a party and such Credit Documents constitute the legal, valid and binding obligation of such Credit Party enforceable against each Credit Party that is a party thereto in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, examinership, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(iii) None of (A) the execution, delivery and performance by any Credit Party of this Amendment or the other Credit Documents to which it is a party and compliance with the terms and provisions thereof, (B) the consummation of the Transactions or the other Credit Documents will (1) contravene any applicable provision of any material Applicable Law of any Governmental Authority, other than U.S. Federal Cannabis Laws, (2) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or Subsidiary (other than Liens created under the Credit Documents) pursuant to, (I) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (II) any other Material Contract, in the case of any of clauses (I) and (II) to which any Credit Party or Subsidiary is a party or by which it or any of its property or assets is bound or (3) violate any provision of the Organization Documents or Permit of any Credit Party or Subsidiary, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clause (2), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect.

(iv) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person, and no consent or approval under any contract or instrument (other than those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect) is required for the consummation of the Transactions or the due execution, delivery or performance by any Credit Party of this Amendment or any other Credit Document to which it is a party, or for the due execution, delivery or performance of this Amendment or the other Credit Documents, in each case by any of the Credit Parties party thereto. There does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Credit Documents, the consummation of the Transactions, the making of the Loans or the performance by the Credit Parties of their Obligations under this Amendment and the other Credit Documents.

(v) The representations and warranties of each Credit Party set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the Restatement Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

(b) Representations and Warranties of the Individual Guarantors. In order to induce the Lenders and the Agents to enter into this Amendment and to induce the Lenders to make the Loans under the Credit Agreement, each Individual Guarantor hereby represents and warrants to the Lenders and the Agents on and as of the Restatement Date that:

(i) Such Individual Guarantor has duly executed and delivered this Amendment and the other Credit Documents to which it is a party and such Credit Documents constitute the legal, valid and binding obligation of such Individual Guarantor enforceable against such Individual Guarantor that is a party thereto in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, examinership, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

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(ii) None of (A) the execution, delivery and performance by any Individual Guarantor of this Amendment or the other Credit Documents to which it is a party and compliance with the terms and provisions thereof, (B) the consummation of the Transactions or the other Credit Documents will (1) contravene any applicable provision of any material Applicable Law of any Governmental Authority, other than U.S. Federal Cannabis Laws, or (2) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Individual Guarantor (other than Liens created under the Credit Documents) pursuant to, (I) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (II) any other Material Contract, in the case of any of clauses (I) and (II) to which such Individual Guarantor is a party or by which it or any of its property or assets is bound, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clause (2), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect.

(iii) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person, and no consent or approval under any contract or instrument (other than those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect) is required for the consummation of the Transactions or the due execution, delivery or performance by such Individual Guarantor of this Amendment or any other Credit Document to which it is a party, or for the due execution, delivery or performance of this Amendment or the other Credit Documents, in each case by such Individual Guarantor. There does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Credit Documents, the consummation of the Transactions, the making of the Loans or the performance by such Individual Guarantor of its Obligations under this Amendment and the other Credit Documents.

(iv) The representations and warranties of such Individual Guarantor set forth in the Individual Pledge Agreement and in any other Credit Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the Restatement Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).

4. Reaffirmation of Obligations. Each of the Credit Parties and the Individual Guarantors hereby (a) reaffirms and confirms (i) the execution and delivery of, and all of its obligations under, the Credit Documents to which it is a party, including, without limitation, the Credit Agreement and the Security Agreement, and agrees that this Amendment does not operate to reduce or discharge any Credit Party’s or any Individual Guarantor’s obligations under such Credit Documents or constitute a novation of any indebtedness or other obligations under any Credit Documents, and (ii) its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Credit Documents to which it is a party, (b) agrees that (i) each Credit Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, and (c) reaffirms and confirms the continuing security interests in its respective assets granted in favor of the Collateral Agent pursuant to each of the Security Documents. Each of the Credit Parties and the Individual Guarantors hereby acknowledges and consents to the transactions contemplated by, and the execution and delivery of, this Amendment and the other Credit Documents.

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5. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the Restatement Date when, and only when, (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Credit Parties, the Agent and the Lenders constituting Required Lenders, in form and substance satisfactory to the Administrative Agent and (b) Restatement Date shall be occurred.

6. Incorporation by Reference. Sections 12.05, 12.13 and 12.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if such Sections were set forth in full herein.

7. Miscellaneous.

(a) Amendment, Modification and Waiver. This Amendment may not be amended and no provision hereof may be waived except pursuant to a writing signed by each of the parties hereto.

(b) Governing Law. This Amendment and any claims controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of Illinois, without reference to conflicts of law provisions which would result in the application of the laws of any other jurisdiction.

(c) Severability. Any term or provision of this Amendment that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

(d) Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement (as amended hereby) and the other Credit Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4 hereof, this Amendment shall become effective when it shall have been executed by Agent and when Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

(e) Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(f) Reference to and Effect on the Credit Agreement and the Other Credit Documents. On and after the Restatement Date, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment and (ii) each reference in the Security Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Security Agreement, and each reference in the other Credit Documents to the “Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement, the Security Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or Lender under, the Credit Agreement or any of the other Credit Documents. This Amendment shall be deemed to be a Credit Document as defined in the Credit Agreement.

8. Construction. This Amendment has been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Amendment, nor any alleged ambiguity herein, shall be interpreted or resolved against any party on the grounds that such party or its counsel drafted this Amendment, or based on any other rule of strict construction. Each of the parties represents that such party has carefully read this Amendment and that such party knows the contents hereof and has signed the same freely and voluntarily.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered effective as of the Restatement Date.

CREDIT PARTIES:

VERANO HOLDINGS CORP.

By:	/s/ “George Archos”
Name:	George P. Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

ALTMED, LLC

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Director

[***]
By: its Manager, [***]
By: its Manager, [***]

By:
Name:	George Archos
Title:	Chief Executive Officer

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]
By: its Manager, [***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its sole member, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its sole member, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its sole member, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its sole member, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Authorized Person

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]
By: its Manager, [***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Trustee

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Authorized Person

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Chief Executive Officer

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Trustee

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Manager

[***]
By: its Manager, [***]
By: its Manager, [***]

By:	/s/ “George Archos”
Name:	George Archos
Title:	Trustee

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

CHICAGO ATLANTIC ADMIN, LLC

By:
Name:	Andreas Bodmeier
Title:	Authorized Person

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

LENDERS:

[***]

By:	[***]
Name:	[***]
Title:	Authorized Person

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]	[***]

	By:	[***]
	Name:	[***]
	Title:	Authorized Person

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]

By:	[***]
Name:	[***]
Title:	Authorized Person

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]

By:	[***]
Name:	[***]
Title:

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]

By:	[***]
Name:	[***]
Title:

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]

By:	[***]
Name:	[***]
Title:

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]

By:	[***]
Name:	[***]
Title:

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]

By:	[***]
Name:	[***]
Title:

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]

By:	[***]
Name:	[***]
Title:

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]

By:	[***]
Name:	[***]
Title:

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]

By:	[***]
Name:	[***]
Title:

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]

By:	[***]
Name:	[***]
Title:

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]

By:	[***]
Name:	[***]
Title:

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

[***]

By:	[***]
Name:	[***]
Title:

Omnibus Amendment to Amended and Restated Credit Agreement and Amended and Restated Security Agreement

SCHEDULE 1.01

Commitments

[***]

Schedule 7.04

Litigation

[***]

Schedule 7.12

Subsidiaries; Opcos

[***]

Schedule 7.13

Intellectual Property

[***]

Schedule 7.14

Environmental Matters

[***]

Schedule 7.15

Real Property

[***]

Schedule 7.18

Principal Place of Business/Chief Executive Office

[***]

Schedule 7.21

Contractual or Other Restrictions

[***]

Schedule 7.23

Insurance

[***]

Schedule 7.24

Existing Indebtedness

[***]

Schedule 7.25

Deposit Accounts and Securities Accounts

[***]

Schedule 7.27

Material Contracts; Regulatory Licenses; Opco Agreements

[***]

Schedule 7.29

Sales Tracking Software and Accounting Software

[***]

Schedule 7.30

Transactions with Affiliates

[***]

Schedule 7.33

Holding Companies

[***]

Schedule 8.17

Post-Closing Covenants

[***]

Schedule 9.02

Liens

[***]

Schedule 9.04

Dispositions

[***]

Schedule 9.05

Investments

[***]

Schedule 9.10

Restrictive Agreements

[***]

SCHEDULE 12.02

Addresses for Notices

[***]